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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF THE COMPANY

                                                                               JURISDICTION OF
NAME                                                       % OWNED              INCORPORATION
---------------------------------------------------------------------------------------------------------
BALKAMP                                                     89.6%                  INDIANA
EIS, INC.                                                   100.0%                 GEORGIA
L.O.C.O.A. LAMINATING COMPANY OF AMERICA                    100.0%               CALIFORNIA
SCOTTSDALE TOOL & SUPPLY de MEXICO, S.A. de C.V.            100.0%        GUADALAJARA, JALISCO - MX
GENUINE PARTS HOLDINGS, LTD                                 100.0%             ALBERTA, CANADA
GENUINE PARTS COMPANY, LTD                                  100.0%             ALBERTA, CANADA
GPC MEXICO, S.A. de C.V.                                    100.0%             PUEBLA, MEXICO
GPC TRADING CORPORATION                                     100.0%             VIRGIN ISLANDS
JOHNSON INDUSTRIES                                          100.0%               ATLANTA, GA
MOTION INDUSTRIES                                           100.0%                DELAWARE
MOTION INDUSTRIES (CANADA), INC.                            100.0%             OTTAWA, ONTARIO
S.P. RICHARDS                                               100.0%                 GEORGIA
HORIZON USA DATA SUPPLY, INC.                               100.0%                 NEVADA
NORWESTRA HOLDINGS                                          100.0%             ALBERTA, CANADA
MJDH HOLDINGS LTD.                                          100.0%         BRITISH COLUMBIA/CANADA
NORWESTRA SALES (1992), INC.                                100.0%         BRITISH COLUMBIA/CANADA
UAP INC.                                                    100.0%             QUEBEC, CANADA
GARANAT INC.                                                100.0%             FEDERAL, CANADA
UAPRO INC.                                                  100.0%             FEDERAL, CANADA
UNITED AUTO PARTS (Eastern) LTD.                            100.0%             ONTARIO, CANADA
SERVICES FINANCIERS UAP INC.                                100.0%             QUEBEC, CANADA
AUTOMOTEUR TERREBONNE LTEE                                  100.0%             QUEBEC, CANADA
CENTRE DI CULASSES DU QUEBEC INC.                           100.0%             QUEBEC, CANADA
REUSINAGE KNIGHT INC.                                       100.0%             FEDERAL, CANADA
MANCO TRUCKING                                              100.0%                ILLINOIS
THE FLOWERS COMPANY                                         49.0%              NORTH CAROLINA
SULTAN PARTS HOUSE                                          51.0%                  GEORGIA
C&O AUTO PARTS, INC.                                        51.0%                  GEORGIA
McMINN COUNTY AUTOMOTIVE, INC.                              51.0%                  GEORGIA
1ST CHOICE AUTO PARTS, INC.                                 51.0%                  GEORGIA
SUMNER AUTO & TRUCK, INC.                                   51.0%                  GEORGIA
FIRST SETTLEMENT AUTOMOTIVE, INC.                           51.0%                  GEORGIA
AUTO PARTS OF DAYTONA, INC.                                 51.0%                  GEORGIA
LODI AUTOMOTIVE SUPPLY, INC.                                51.0%                  GEORGIA
LAUDERDALE COUNTY SUPPLY, INC.                              51.0%                  GEORGIA
MARION AUTO SUPPLY, INC.                                    51.0%                  GEORGIA
BAD AXE AUTO SUPPLY, INC.                                   51.0%                  GEORGIA
RIO VERDE AUTO PARTS, INC.                                  51.0%                  GEORGIA
AUTO PARTS OF JUPITER, INC.                                 51.0%                  GEORGIA
EAST TENN AUTOMOTIVE SUPPLY, INC.                           51.0%                  GEORGIA
GAINESVILLE AUTO SUPPLY, INC.                               51.0%                  GEORGIA
SOUTHERN INDIANA PARTS, INC.                                51.0%                  GEORGIA
AUTO PARTS OF PALMDALE, INC.                                51.0%                  GEORGIA
FIRST CLASS AUTO PARTS, INC.                                70.0%                  GEORGIA
POLYCO CORPORATION                                          70.0%                  GEORGIA
N. V. AUTOMOTIVE SUPPLY, INC.                               51.0%                  GEORGIA
WATSONVILLE AUTO SUPPLY, INC.                               51.0%                  GEORGIA
TERREBONNE PARISH AUTO PARTS, INC.                          51.0%                  GEORGIA
PARTS OF HILLSVILLE, INC.                                   70.0%                  GEORGIA


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

                          SUBSIDIARIES OF THE COMPANY

                                                                               JURISDICTION OF
NAME                                                       & OWNED              INCORPORATION
------------------------------------------------------------------------------------------------------
SMITHFIELD AUTO PARTS, INC.                                 70.0%                  GEORGIA
PRAIRIE HILLS CORP.                                         100.0%                 GEORGIA
UNION COUNTY AUTO PARTS, INC.                               51.0%                  GEORGIA
QUALITY AUTO PARTS OF LOS LUNAS, INCORPORATED               51.0%                  GEORGIA
THE WILBUR GROUP, INC.                                      51.0%                  GEORGIA
WEST VOLUSIA AUTO SUPPLY, INC.                              51.0%                  GEORGIA
AUTO & TRUCK PARTS OF SANTA FE, INC.                        51.0%                  GEORGIA
CEREAL CITY AUTO PARTS, INC.                                51.0%                  GEORGIA
AUTO PARTS OF CHANUTE INCORPORATED                          51.0%                  GEORGIA
SUGAR RIVER AUTO PARTS, INC.                                51.0%                  GEORGIA
FOOTHILLS AUTO SUPPLY, INC.                                 51.0%                  GEORGIA
THE PARTS HOUSE, INC.                                       51.0%                  GEORGIA
CAL-DAVIS AUTO & TRUCK PARTS, INC.                          51.0%                  GEORGIA
GOLD STREAM AUTO PARTS, INC.                                51.0%                  GEORGIA
CAROLINA PIEDMONT CORPORATION                               51.0%                  GEORGIA
PUEBLO AUTOMOTIVE, INC.                                     51.0%                  GEORGIA
CRESWELL AUTO & TRUCK SUPPLY, INC.                          51.0%                  GEORGIA
CLINTON COUNTY AUTO SUPPLY, INC.                            51.0%                  GEORGIA
PARTS CONNECTION, INC.                                      70.0%                  GEORGIA
OVERTON COUNTY PARTS CENTER, INC.                           51.0%                  GEORGIA
STANDARD MOTOR PARTS OF REIDSVILLE, INC.                    51.0%                  GEORGIA
GRIMM MANAGEMENT RESOURCES, INC.                            51.0%                  GEORGIA
PARTS OF COLUMBUS, INC.                                     51.0%                  GEORGIA
POTAMAC CREEK AUTO SUPPLY, INC                              51.0%                  GEORGIA
CASS CITY AUTO & TRUCK, INC.                                70.0%                  GEORGIA
WHITE COUNTY AUTO SUPPLY, INC.                              51.0%                  GEORGIA
KENT-KANGLEY AUTO PARTS, INC.                               51.0%                  GEORGIA
DALTON AUTO, TRUCK, AND INDUSTRIAL PARTS, INC.              70.0%                  GEORGIA
CAROLINA LOWCOUNTRY, INC.                                   70.0%                  GEORGIA
LOUISVILLE AUTO SUPPLY, INC.                                51.0%                  GEORGIA
SUN VALLEY AUTO PARTS, INC.                                 51.0%                  GEORGIA
TRI-MOUNT, INC.                                             70.0%                  GEORGIA
SANILAC AUTO AND TRUCK PARTS, INC.                          51.0%                  GEORGIA
MIDLAND AUTO AND TRUCK SUPPLY, INC.                         70.0%                  GEORGIA
ROSEBURG AUTO & TRUCK SUPPLY, INC.                          51.0%                  GEORGIA
WEST MARION COUNTY AUTO PARTS AND ACCESSORIES, INC.         70.0%                  GEORGIA
BOONE COUNTY AUTOMOTIVE, INC.                               51.0%                  GEORGIA
STANDARD PARTS COMPANY OF SOUTH MONROE                      51.0%                  GEORGIA
BROOKINGS AUTO PARTS, INC,                                  51.0%                  GEORGIA
HERTFORD COUNTY AUTO PARTS, INC.                            51.0%                  GEORGIA
SERVICE FIRST AUTO, INC.                                    51.0%                  GEORGIA
CASCADE AUTO & TRUCK SUPPLY, INC.                           51.0%                  GEORGIA
PAYETTE RIVER PARTS CORP.                                   51.0%                  GEORGIA
PARADISE AUTO PARTS, INC.                                   51.0%                  GEORGIA
MIDDLETON AUTO & TRUCK PARTS, INC.                          51.0%                  GEORGIA
RHINELANDER AUTO PARTS, INC.                                51.0%                  GEORGIA
BIG TWIN AUTOMOTIVE, INC.                                   70.0%                  GEORGIA
PRO CHOICE AUTOMOTIVE, INC.                                 51.0%                  GEORGIA
KOLKON AUTO PARTS, INC.                                     51.0%                  GEORGIA
FIRST PARTS OF MOUNT AIRY, INC.                             70.0%                  GEORGIA


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